Exhibit 99.1

CASE NAME: Mirant Americas Generation, LLC	Monthly Operating Report
ACCRUAL BASIS
CASE NUMBER: 03-46592-DML

JUDGE: D. Michael Lynn

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

6TH DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: NOVEMBER 30, 2005

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dan Streek	Vice President
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Dan Streek	January 11, 2006
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Angela Nagy	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Angela Nagy	January 11, 2006
PRINTED NAME OF PREPARER	DATE

CASE NAME: Mirant Americas Generation, LLC

CASE NUMBER: 03-46592-DML

CONSOLIDATED BALANCE SHEET(1)

		SCHEDULE	MONTH	MONTH
		AMOUNT	October 2005	November 2005
ASSETS
1.	CASH AND CASH EQUIVALENTS		$228,927,102	$390,025,808
2.	ACCOUNTS RECEIVABLE (NET)		$851,809,978	$673,162,244
3.	ASSETS FROM RISK MGMT ACTIVITIES		$(3,398,772)	$(1)
4.	DERIVATIVE HEDGING INSTRUMENTS, S/T		$—	$—
5.	INVENTORIES		$170,603,705	$174,543,276
6.	OTHER		$181,375,193	$187,747,592
7.	TOTAL CURRENT ASSETS		$1,429,317,206	$1,425,478,919
8.	PROPERTY, PLANT & EQUIPMENT		$2,237,012,084	$2,247,537,842
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$400,709,173	$406,723,158
10.	LEASEHOLD INTERESTS (NET)		$—	$—
11.	CONSTRUCTION WORK IN PROGRESS		$89,272,625	$82,477,034
12.	INVESTMENT IN SUSPENDED CONSTRUCTION		$174,018,060	$174,033,500
13.	TOTAL NET PROPERTY, PLANT & EQUIPMENT		$2,099,593,596	$2,097,325,218
14.	INVESTMENTS		$25,000	$25,000
15.	L/T ACCOUNTS RECEIVABLE (NET)		$92,171,429	$92,171,429
	NOTES RECEIVABLE (NET)		$223,275,000	$223,275,000
1.	ASSETS FROM RISK MGMT ACTIVITIES		$21,837,397	$19,634,276
2.			$—	$—
3.	OTHER INTANGIBLES (NET)		$200,673,707	$200,044,962
4.	DERIVATIVE HEDGING INSTRUMENTS, L/T		$—	$—
5.	RESTRICTED CASH, NONCURRENT		$5,142,763	$5,156,817
6.	OTHER LONG-TERM ASSETS		$—	$—
7.	MISCELLANEOUS DEFERRED CHARGES		$214,960,423	$209,200,109
8.	TOTAL NONCURRENT ASSETS		$758,085,719	$749,507,593
9.	TOTAL ASSETS		$4,286,996,521	$4,272,311,730
POSTPETITION LIABILITIES
10.	DEBT		$—	$—
11.	ACCOUNTS PAYABLE(3)		$288,715,027	$277,275,655
12.	LIABILITIES FROM RISK MGMT ACTIVITIES(4)		$404,710,215	$378,981,336
13.	OBLIGATIONS UNDER ENERGY DELIVERY COMMITMENTS		$—	$—
14.	DERIVATIVE HEDGING INSTRUMENTS		$—	$—
15.	OTHER		$191,148,350	$190,947,434
16.	MISCELLANEOUS DEFERRED CREDITS		$33,379,671	$34,909,512
17.	TOTAL POSTPETITION LIABILITIES		$917,953,263	$882,113,937
PREPETITION LIABILITIES
18.	TOTAL PREPETITION LIABILITIES(2)		$3,863,685,999	$3,888,578,954
19.	TOTAL LIABILITIES		$4,781,639,262	$4,770,692,891
EQUITY
20.	MINORITY INTEREST IN SUBSIDIARIES		$35,002	$35,002
21.	MANDATORILY REDEEMABLE SECURITIES		$—	$—
22.	COMMON STOCK		$1,000	$1,000
23.	ADDITIONAL PAID-IN CAPITAL		$3,853,859,362	$3,853,859,362
24.	RETAINED EARNINGS		$(4,348,538,105)	$(4,352,276,525)
25.	TREASURY STOCK, AT COST		$—	$—
26.	ACCUMULATED OTHER COMPREHENSIVE INCOME		$—	$—
27.	TOTAL EQUITY		$(494,642,741)	$(498,381,161)
28.	TOTAL LIABILITIES & OWNERS’ EQUITY		$4,286,996,521	$4,272,311,730

(1)	Includes all subsidiaries of the Debtor
(2)	This balance includes the following intercompany amounts
	Mirant Americas Energy Marketing, LP	103,633,358
	Mirant Services	30,452,925
	Mirant Corporation, Inc.	67,462,503
	Mirant Americas Inc.	2,675,174
	Mirant Peaker	15,080,924
	Mirant Potomac River	14,006,623
(3)	This balance includes the following intercompany amounts
	Mirant Americas Energy Marketing, LP	6,794,848
	Mirant Corporation	171,747,064
	Mirant Services	34,587,981
	Mirant Sugar Creek	2,441
	Mirant Zeeland	3,456
	Mirant Peaker, LLC	182,890
	Mirant Potomac River, LLC	331,400
	Shady Hills, LLC	968
(4)	This balance includes the following intercompany amounts
	Mirant Americas Energy Marketing, LP	378,981,335

CASE NAME: Mirant Americas Generation, LLC

CASE NUMBER: 03-46592-DML

CONSOLIDATED INCOME STATEMENT(1)

		MONTH	MONTH	QUARTER
		October 2005	November 2005	TOTAL
REVENUES(2)
1.	GENERATION	$348,989,395	$215,858,288	$564,847,683
2.	NET TRADING REVENUE	$—	$—	$—
3.	DISTRIBUTION	$—	$—	$—
4.	OTHER	$11,201	$7,958	$19,159
5.	NET REVENUE	$349,000,596	$215,866,246	$564,866,842
OPERATING EXPENSES
6.	ENERGY COST	$193,065,441	$128,217,213	$321,282,654
7.	OPERATIONS & MAINTENANCE	$50,628,081	$46,977,965	$97,606,046
8.	DEPRECIATION & AMORTIZATION	$7,721,605	$7,779,960	$15,501,565
9.	GAIN ON SALE OF PROPERTY & INVESTMENTS	$—	$—	$—
13.	IMPAIRMENT LOSS	$22,535	$13,091	$35,626
14.	RESTRUCTURING COSTS	$180,206	$198,891	$379,097

15.	TOTAL OPERATING EXPENSES	$251,617,868	$183,187,120	$434,804,988
16.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$97,382,728	$32,679,126	$130,061,854
OTHER INCOME & EXPENSES
17.	INTEREST INCOME	$289	$(10,865)	$(10,576)
18.	INTEREST EXPENSE	$(25,451,290)	$(29,058,882)	$(54,510,172)
19.	EQUITY IN INCOME OF AFFILIATES	$—	$—	$—
20.	OTHER	$7,679	$118,219	$125,898
21.	REORGANIZATION ITEMS	$(2,155,547)	$(9,072,577)	$(11,228,124)
22.	MINORITY INTEREST	$—	$—	$—
23.	NET INCOME FROM DISCONTINUED OPERATIONS	$—	$—	$—
24.	TOTAL OTHER INCOME/(EXPENSE)	$(27,598,869)	$(38,024,105)	$(65,622,974)
25.
26.
27.	PROVISION FOR INCOME TAX	$297,098	$1,606,559	$1,903,657
28.	NET PROFIT (LOSS)	$70,080,957	$(3,738,420)	$66,342,537

(1)	Includes all subsidiaries of the Debtor
(2)	Gross margin is calculated as Net Revenue less Energy Cost. Gross Margin detail is as follows:

	October 2005	November 2005
Unrealized gains (losses)	110,398,691	26,924,530
Realized gross margin	45,536,464	60,724,503
Total Gross Margin	$155,935,155	$87,649,033

CASE NAME: Mirant Americas Generation, LLC	Monthly Operating Report
ACCRUAL BASIS-3
CASE NUMBER: 03-46592-DML

UNCONSOLIDATED

	MONTH	MONTH		QUARTER
	October 2005	November 2005	MONTH	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1. CASH - BEGINNING OF MONTH	$66,737,731.03	$37,790,544.87		$66,737,731.03
RECEIPTS FROM OPERATIONS
2. CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION
4. POSTPETITION
5. TOTAL OPERATING RECEIPTS	$0.00	$0.00	$0.00	$0.00
NON - OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)	$(28,947,186.16)	$90,046,674.84		$61,099,488.68
7. SALE OF ASSETS				$0.00
8. OTHER (ATTACH LIST)
9. TOTAL NON-OPERATING RECEIPTS	$(28,947,186.16)	$90,046,674.84	$0.00	$61,099,488.68
10. TOTAL RECEIPTS	$(28,947,186.16)	$90,046,674.84	$0.00	$61,099,488.68
11. TOTAL CASH AVAILABLE	$37,790,544.87	$127,837,219.71	$0.00	$127,837,219.71
OPERATING DISBURSEMENTS
12. NET PAYROLL
13. PAYROLL TAXES PAID
14. SALES, USE & OTHER TAXES PAID
15. SECURED / RENTAL / LEASES
16. UTILITIES
17. INSURANCE
18. INVENTORY PURCHASES
19. VEHICLE EXPENSES
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE
23. SUPPLIES
24. ADVERTISING
25. OTHER (ATTACH LIST)
26. TOTAL OPERATING DISBURSEMENTS	$0.00	$0.00	$0.00	$0.00
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES
28. U.S. TRUSTEE FEES
29. OTHER (ATTACH LIST)
30. TOTAL REORGANIZATION EXPENSES	$0.00	$0.00	$0.00	$0.00
31. TOTAL DISBURSEMENTS	$0.00	$0.00	$0.00	$0.00
32. NET CASH FLOW	$(28,947,186.16)	$90,046,674.84	$0.00	$61,099,488.68
33. CASH - END OF MONTH	$37,790,544.87	$127,837,219.71	$0.00	$127,837,219.71

6.             Includes net intercompany transfers made in the ordinary course of business

CASE NAME: Mirant Americas Generation, LLC	Monthly Operating Report
ACCRUAL BASIS-4
CASE NUMBER: 03-46592-DML

UNCONSOLIDATED

	SCHEDULE	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	October 2005	November 2005	MONTH
1. 0-30		$2,837,797.87	$2,636,049.62
2. 31-60		$1,218,749.31	$2,837,797.87
3. 61-90		$0.00	$1,218,749.31
4. 91+		$1,595,481.85	$1,595,481.85
5. TOTAL ACCOUNTS RECEIVABLE		$5,652,029.03	$8,288,078.65	$0.00
6. AMOUNT CONSIDERED UNCOLLECTIBLE		$0.00	$0.00
7. ACCOUNTS RECEIVABLE (NET)		$5,652,029.03	$8,288,078.65	$0.00

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	November 2005

	0-30	31-60	61-90	91+
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. FEDERAL
2. STATE
3. LOCAL
4. OTHER (ATTACH LIST)
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6. ACCOUNTS PAYABLE					$10,983,938.01

See Monthly Operating Report for Mirant Services, LLC

STATUS OF POSTPETITION TAXES	MONTH:	Novemeber 2005

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

See Monthly Operating Report for Mirant Services, LLC

*                      The beginning tax liability should represent the liability from the prior month or, if this is the first operatin report, the amount should be zero.

**               Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

CASE NAME: Mirant Americas Generation, LLC	Monthly Operating Report
ACCRUAL BASIS-5
CASE NUMBER: 03-46592-DML

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

UNCONSOLIDATED

MONTH:	November 2005

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Bank of America	Citibank
B.	ACCOUNT NUMBER:	3751381897	30529237
C.	PURPOSE (TYPE):	Checking	Checking
1.	BALANCE PER BANK STATEMENT	$3,155,522.97	$0.00		$3,155,522.97
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$3,155,522.97	$0.00	$0.00	$3,1555,22.97
6.	NUMBER OF LAST CHECK WRITTEN	0

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7. Federated Investments - 4537497					$36,406,392.95
8. Merrimac Funds - 3625					$88,275,303.79
9.
10.
11.	TOTAL INVESTMENTS			$0.00	$124,681,696.74

CASH

12.	CURRENCY ON HAND				$0.00

13.	TOTAL CASH - END OF MONTH				$127,837,219.71

CASE NAME: Mirant Americas Generation, LLC	Monthly Operating Report
ACCRUAL BASIS-6
CASE NUMBER: 03-46592-DML	MONTH:November 2005

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.
2.	There were no payments made by this Debtor to insiders.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

There were no payments made by this Debtor to insiders.

PROFESSIONALS

		DATE OF				TOTAL
		COURT	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		ORDER	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.		See Monthly Operating Report for Mirant Services, LLC
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

See Monthly Operating Report for Mirant Services, LLC

*         INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.		See Monthly Operating Report for Mirant Services, LLC
5.
6.	TOTAL	$0	$0	$0

See Monthly Operating Report for Mirant Services, LLC

CASE NAME: Mirant Americas Generation, LLC	Monthly Operating Report
ACCRUAL BASIS-7
CASE NUMBER: 03-46592-DML	MONTH:November 2005

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) PAST DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See Monthly Operating Report for Mirant Services, LLC for insurance information.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY